EX-99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Certification Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; provided by the Chief Executive Officer and Chief Financial Officer, based on each such officer’s knowledge and belief.

The undersigned officers of Nuveen Energy MLP Total Return Fund (the “Registrant”), certify that, to the best of each such officer’s knowledge and belief:

1.              The Form N-CSR of the Registrant for the period ended May 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 7, 2014

/S/ GIFFORD R. ZIMMERMAN
Chief Administrative Officer
(principal executive officer)

/S/ STEPHEN D. FOY
Vice President and Controller
(principal financial officer)